Exhibit 10.3

INCENTIVE STOCK OPTION AGREEMENT

THIS INCENTIVE STOCK OPTION AGREEMENT (the “Agreement”) entered into as of __________ (the “Grant Date”) between Beeline Holdings, Inc., (the “Company”) and _____________ (the “Optionee”).

WHEREAS, by action taken by the Board of Directors (the “Board”) it has adopted the 2025 Equity Incentive Plan (the “Plan”);

WHEREAS, pursuant to the Plan, it has been determined that in order to enhance the ability of the Company to attract and retain qualified employees, consultants, officers and directors, the Company may grant employees, consultants, officers and directors the right to purchase the Common Stock of the Company pursuant to stock options.

WHEREAS, under the Plan the Board granted the Optionee Incentive Stock Options as defined by Section 422(b) of the Internal Revenue Code (the “Code”); and

NOW THEREFORE, in consideration of the mutual covenants and promises hereafter set forth and for other good and valuable consideration, receipt of which is acknowledged, the parties hereto agree as follows:

1. Grant of Incentive Options. The Company irrevocably granted to the Optionee, the right and option to purchase all or any part of _________ shares of Common Stock (the “Options”) on the terms and conditions set forth herein and subject to the terms and conditions of the Plan. The Optionee acknowledges receipt of a copy of the Plan. The Options are intended to be an Incentive Stock Option within the meaning of Section 422 of the Code, although the Company makes no representation or guarantee that the Options will qualify as an Incentive Stock Option. Capitalized terms used but not defined herein will have the meaning ascribed to them in the Plan. The grant is subject to shareholder approval of the Plan. To the extent that the aggregate Fair Market Value (determined on the Grant Date) of the shares of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by the Optionee during any calendar year (under all plans of the Company and its Affiliates) exceeds $100,000, the remaining Options shall not be first exercisable in the year of grant or any subsequent year until al Options may be exercised under this $100,000 limitation.

2. Price. The exercise price of the Options shall be $0.9216 per share. 1

3. Vesting - When Exercisable.

(a) The Options shall vest ________________, subject to continued service as an officer or director, as applicable, of the Company as of each applicable vesting date.

(b) Subject to Sections 1, 3(c) and 4 of this Agreement, the Options may be exercised until 6:00 p.m. Eastern time for 10 years from the Grant Date (the “Expiration Date”).

1 Must be at least prior trading day’s closing price. For 10% shareholders, the exercise price must be 110% of the prior trading day’s closing price or $1.01376 and the term may only be five years.

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(c) Notwithstanding any other provision of this Agreement, or the policy of the Nasdaq Capital Market, or in accordance with Section 24(a) of the Plan, at the discretion of the Board or the Compensation Committee (as defined in the Plan), all Options, whether vested or unvested, will be subject to forfeiture.

(d) No disposition of the Common Stock shall be made within two years of the date of Grant Date or within one year of the date of exercise.

(e) No exercise of any unvested Options may be made under this Agreement.

4. Termination of Relationship.

(a) Except as provided in Section 4(b) or (c), if for any reason the Optionee ceases to perform services for the Company, all rights granted hereunder shall terminate effective three months from that date.

(b) If the Optionee ceases to provide services for the Company as a result of his death, the Optionee’s estate or any Transferee, as defined herein, shall have the right for one year from the date of death to exercise the Options subject to Section 3(c). For the purpose of this Agreement, “Transferee” shall mean a person to whom such shares are transferred by will or by the laws of descent and distribution.

(c) If the Optionee ceases to provide services as a result of becoming disabled within the meaning of Section 22(e)(3) of the Code, all rights granted hereunder shall terminate effective one year from that date.

(d) Notwithstanding anything contained in this Section 4, the Options may not be exercised after the Expiration Date.

(e) Any of the Options that were not vested immediately prior to the Termination Date shall terminate at that time.

For purposes of this Section 4 “Company” shall include subsidiaries and/or affiliates of the Company.

5. Method of Exercise. The Options shall be exercisable by a written notice which shall:

(a) state the election to exercise the Options, the number of shares to be exercised, the person in whose name the stock certificate or certificates for such shares of Common Stock is to be registered, address and social security number of such person (or if more than one, the names, addresses and social security numbers of such persons);

(b) if applicable, contain such representations and agreements as to the holder’s investment intent with respect to such shares of Common Stock as set forth in Section 10 herein;

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(c) be signed by the person or persons entitled to exercise the Options and, if the Options are being exercised by any person or persons other than the Optionee, be accompanied by proof, satisfactory to counsel for the Company, of the right of such person or persons to exercise the Options;

(d) be accompanied by full payment of the exercise price by tender to the Company of an amount equal to the exercise price multiplied by the number of underlying shares being purchased (the “Purchase Price”), in cash, by wire transfer, or by certified check or bank cashier’s check, payable to the order of the Company; and

(e) be accompanied by payment of any amount that the Company, in its sole discretion, deems necessary to comply with any federal, state or local withholding requirements for income and employment tax purposes. If the Optionee fails to make such payment in a timely manner, the Company may: (i) decline to permit exercise of the Options or (ii) withhold and set-off against compensation and any other amounts payable to the Optionee the amount of such required payment. Such withholding may be in the shares underlying the Options at the sole discretion of the Company.

The certificate or certificates for shares of Common Stock as to which the Options shall be exercised shall be registered in the name of the person or persons exercising the Options.

6. Sale of Shares Acquired Upon Exercise of Options. If the Optionee is an officer (as defined by Section 16(b) of the Securities Exchange Act of 1934 (“Section 16(b)”)) or a director of the Company, any shares of Common Stock acquired pursuant to the Options cannot be sold by the Optionee until at least six months elapse from the Grant Date except in case of death or disability or if the grant was exempt from the short-swing profit provisions of Section 16(b). Any sale contrary to the periods in Section 3(d) shall result in disqualifying the Options as Incentive Stock Options.

7. Anti-Dilution Provisions. The Options shall have the anti-dilution rights set forth in the Plan.

8. Necessity to Become Holder of Record. The Optionee shall not have any rights as a shareholder with respect to any of the shares underlying the Options until the Optionee shall have become the holder of record of such shares. No cash dividends or cash distributions, ordinary or extraordinary, shall be provided to the Optionee if the record date is prior to the date on which the Optionee became the holder of record thereof.

9. Reservation of Right to Terminate Relationship. Nothing contained in this Agreement shall restrict the right of the Company to terminate the relationship of the Optionee at any time, with or without cause. The termination of the relationship of the Optionee by the Company, regardless of the reason therefor, shall have the results provided for in this Agreement.

10. Conditions to Exercise of Options. If a Registration Statement (or any other successor form) is not effective as to the shares of Common Stock issuable upon exercise of the Options, the remainder of this Section 10 is applicable as to federal law. In order to enable the Company to comply with the Securities Act of 1933 (the “Securities Act”) and relevant state law, the Company may require the Optionee, as a condition of the exercising of the Options granted hereunder, to give written assurance satisfactory to the Company that the shares underlying the Options are being acquired for such person’s own account, for investment only, with no view to the distribution of same, and that any subsequent resale of any such shares either shall be made pursuant to a registration statement under the Securities Act and applicable state law which has become effective and is current with regard to the shares being sold, or shall be pursuant to an exemption from registration under the Securities Act and applicable state law.

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The Options are subject to the requirement that, if at any time the Board shall determine, in its discretion, that the listing, registration, or qualification of the shares of Common Stock underlying the Options upon any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body, is necessary as a condition of, or in connection with the issue or purchase of the shares underlying the Options, the Options may not be exercised in whole or in part unless such listing, registration, qualification, consent or approval shall have been effected.

11. Transfer. The transferability of the Options are set forth in the Plan under Section 12, subject to any limitation set forth in the Code.

12. Parties Bound by Plan. The Plan and each determination, interpretation or other action made or taken pursuant to the provisions of the Plan shall be final and shall be binding and conclusive for all purposes on the Company and the Optionee and the Optionee’s respective successors in interest.

13. Severability. In the event any parts of this Agreement are found to be void, the remaining provisions of this Agreement shall nevertheless be binding with the same effect as though the void parts were deleted.

14. Benefit. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their legal representatives, successors and assigns.

15. Notices and Addresses. All notices, offers, acceptance and any other acts under this Agreement (except payment) shall be in writing, and shall be sufficiently given if delivered to the addressees in person, by FedEx or similar receipted delivery, or email as follows:

To the Company:

Beeline Holdings, Inc.

188 Valley Street, Suite 225

Providence, RI 02909

Attention: Nicholas Liuzza, CEO

________________

With a copy to:

Nason, Yeager, Gerson, Harris & Fumero, P.A.

3001 PGA Boulevard, Suite 305

Palm Beach Gardens, Florida 33410

Attention: Michael D. Harris, Esq.

mharris@nasonyeager.com

To the Optionee:

As provided on the signature page hereto

or to such other address as either of them, by notice to the other may designate from time to time.

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16. Attorney’s Fees. In the event that there is any controversy or claim arising out of or relating to this Agreement, or to the interpretation, breach or enforcement thereof, and any action or proceeding is commenced to enforce the provisions of this Agreement, the prevailing party shall be entitled to a reasonable attorney’s fee, costs and expenses.

17. Governing Law. This Agreement and any dispute, disagreement, or issue of construction or interpretation arising hereunder whether relating to its execution, its validity, the obligations provided herein or performance shall be governed or interpreted according to the laws of the State of Nevada without regard to choice of law considerations.

18. Oral Evidence. This Agreement constitutes the entire Agreement between the parties and supersedes all prior oral and written agreements between the parties hereto with respect to the subject matter hereof. Neither this Agreement nor any provision hereof may be changed, waived, discharged or terminated orally, except by a statement in writing signed by the party or parties against whom enforcement or the change, waiver discharge or termination is sought.

19. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument. The execution of this Agreement may be by actual, PDF, electronic or facsimile signature.

20. Section or Paragraph Headings. Section headings herein have been inserted for reference only and shall not be deemed to limit or otherwise affect, in any matter, or be deemed to interpret in whole or in part any of the terms or provisions of this Agreement.

21. Stop-Transfer Orders.

(a) The Optionee agrees that, in order to ensure compliance with the restrictions set forth in the Plan and this Agreement, the Company may issue appropriate “stop transfer” instructions to its duly authorized transfer agent, if any, and that, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

(b) The Company shall not be required (i) to transfer on its books any shares of Common Stock that have been sold or otherwise transferred in violation of any of the provisions of the Plan or the Agreement or (ii) to treat the owner of such shares of Common Stock or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such shares of Common Stock shall have been so transferred.

22. Disqualifying Disposition. To the extent that there is deemed to be a disqualifying disposition by the Optionee, the Options shall be treated as Non-Qualified Stock Options. In such event, the Optionee shall deliver to the Company within seven days of the disposition written notice specifying the date of such disposition and the amount of consideration received.

23. Section 409A. The intent of the parties is that benefits under this Agreement be exempt from the provisions of Section 409A of the Code and, accordingly, to the maximum extent permitted, this Agreement shall be construed and interpreted in accordance with such intent. In no event shall the Company be liable for any additional tax, interest or penalties that may be imposed on the Optionee by Section 409A of the Code or for any damages for failing to comply with Section 409A of the Code or otherwise.

[Signature Page to Follow]

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IN WITNESS WHEREOF the parties hereto have set their hand and seals the day and year first above written.

Beeline Holdings, Inc.

By:
Nicholas Liuzza, Chief Executive Officer

OPTIONEE

By:

Address of the Optionee:

Email:

Signature Page to Incentive Stock Agreement

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NOTICE OF EXERCISE

To:

Attention _________, _______________
Facsimile: (____) _____-______

Please be advised that ___________________ hereby elect to exercise its option to purchase shares of ___________, pursuant to the Stock Option Agreement dated __________________.

Number of Shares to Be Purchased:	_______________

Multiplied by: Exercise Price Per Share	$______________

Total Purchase Price	$______________

Please check the payment method below:

___   Enclosed is a check for the total purchase price above.

___   Wire transfer sent on _____________, 20__.

Please contact us as soon as possible to discuss the possible payment of withholding taxes and any other documents we may require.

Name of Option Holder (Please Print): ________________________________

Address of Option Holder

________________________________________________________________

Telephone Number of Option Holder: ________________________________

Social Security Number or Employer Identification Number: ________________________

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If the certificate is to be issued to person other than the Option Holder, please provide the following for such person:

(Name)

(Address)

(Telephone Number)

(Social Security Number)

In connection with the issuance of the Common Stock, if the Common Stock may not be immediately publicly sold, the Holder hereby represents to the Company that it is acquiring the Common Stock for its own account for investment and not with a view to, or for resale in connection with, a distribution of the shares within the meaning of the Securities Act of 1933 (the “Securities Act”).

Holder is ______ is not ______ [please initial one] an accredited investor for at least one of the reasons on the attached Exhibit A. If the SEC has amended the rule defining the definition of accredited investor, the Holder acknowledges that as a condition to exercise the Options, the Company may request updated information regarding the Holder’s status as an accredited investor. The Holder’s exercise of the Options shall be in compliance with the applicable exemptions under the Securities Act and applicable state law.

Dated: _________________
Signature of Option Holder

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Exhibit A

To Notice of Exercise of Stock Option Agreement

For Individual Investors Only:

1.	I had individual income in excess of $200,000 in each of the two most recent years or joint income with my spouse or Spousal Equivalent[2] in excess of $300,000 in each of those years and have a reasonable expectation of reaching the same income level in the current year;

2.	I am a natural person whose individual net worth, or joint net worth[3] with my spouse or Spousal Equivalent, exceeds $1,000,000. “Net worth” means the excess of total assets at fair market value (including personal and real property, but excluding the estimated fair market value of a person’s primary home) over total liabilities. “Total liabilities” excludes any mortgage on the primary home in an amount of up to the home’s estimated fair market value as long as the mortgage was incurred more than 60 days before the securities are purchased, but includes (i) any mortgage amount in excess of the home’s fair market value and (ii) any mortgage amount that was borrowed during the 60-day period before the closing date for the sale of securities for the purpose of investing in the securities.

3.	I am a director, executive officer[4] or general partner of Beeline Holdings, Inc. (the “Company”) or a general partner of the general partner of the Company.

4.	I hold one of the following licenses in good standing: General Securities Representative license (Series 7), the Private Securities Offerings Representative license (Series 82), or the Investment Adviser Representative license (Series 65).

5.	I am a “knowledgeable employee,” as defined in rule 3c5(a)(4) under the Investment Company Act of 1940, of the issuer of the securities being offered or sold where the issuer would be an investment company, as defined in section 3 of such act, but for the exclusion provided by either section 3(c)(1) or section 3(c)(7) of such act.

For Entities:

1.	All of the beneficial equity owners of the undersigned qualify as accredited individual investors;

2.	The undersigned is a bank as defined in Section 3(a)(2) of the Securities Act of 1933 (the “Securities Act”), or any savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Act whether acting in its individual or fiduciary capacity;

2 “Spousal equivalent” means a cohabitant occupying a relationship generally equivalent to that of a spouse.

3 “Joint net worth can be the aggregate net worth of a person and spouse or spousal equivalent; assets do not need to be held jointly to be included in the calculation.

4 “Executive officer” means the president; any vice president in charge of a principal business unit, division or function, such as sales, administration or finance; or any other person or persons who perform(s) similar policymaking functions for the Company.)

Exhibit A-1

3.	The undersigned is a broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934;

4.	The undersigned is an investment adviser registered pursuant to Section 203 of the Investment Advisers Act of 1940 or registered pursuant to the laws of a state;

5.	The undersigned is an investment adviser relying on the exemption from registering with the Commission under Section 203(l) or (m) of the Investment Advisers Act of 1940;

6.	The undersigned is an insurance company as defined in Section 2(a)(13) of the 1933 Act;

7.	The undersigned is an investment company registered under the Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of that act;

8.	The undersigned is a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958;

9.	The undersigned is a Rural Business Investment Company as defined in Section 384A of the Consolidated Farm and Rural Development Act;

10.	The undersigned is a plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $5,000,000;

11.	The undersigned is an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974 and:

a.	the investment decision is made by a plan fiduciary, as defined therein, in Section 3(21), which is either a bank, savings and loan association, insurance company, or registered investment adviser; or

b.	the employee benefit plan has total assets in excess of $5,000,000; or

c.	the plan is a self-directed plan with investment decisions made solely by persons who are “accredited investors” as defined therein.

12.	The undersigned is a private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940.

Exhibit A-2

13.	The undersigned has total assets in excess of $5,000,000, was not formed for the specific purpose of acquiring the securities offered and is one or more of the following:

a.	an organization described in Section 501(c)(3) of the Internal Revenue Code of 1986;

b.	corporation,

c.	Massachusetts or similar business trust,

d.	partnership, or

e.	limited liability company,

14.	The undersigned is a trust with total assets exceeding $5,000,000, which was not formed for the specific purpose of acquiring the securities offered and whose purchase is directed by a person who has such knowledge and experience in financial and business matters that he or she is capable of evaluating the merits and risks of the investment in the securities offered.

15.	The undersigned is an entity, of a type not listed above, not formed for the specific purpose of acquiring the securities offered, owning investments in excess of $5,000,000.

16.	The undersigned is a “family office,” as defined in rule 202(a)(11)(G)-1 under the Investment Advisers Act of 1940: (i) with assets under management in excess of $5,000,000, (ii) that is not formed for the specific purpose of acquiring the securities offered, and (iii) whose prospective investment is directed by a person who has such knowledge and experience in financial and business matters that such family office is capable of evaluating the merits and risks of the prospective investment.

17.	The undersigned is a “family client,” as defined in rule 202(a)(11)(G)-1 under the Investment Advisers Act of 1940), of a family office meeting the requirements in the Section 16 above and whose prospective investment in the issuer is directed by such family office pursuant to Section 16(iii).

Exhibit A-3